Exhibit 32.1

Certification of the President and Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     In connection with Coastal Caribbean Oils & Minerals, Ltd.’s (“Company”) Quarterly Report on Form 10-QSB for the period ended September 30, 2003 (“Report”), I certify that

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the period ended, September 30, 2003.

Date: November 14, 2003

/s/ PHILLIP W. WARE
Phillip W. Ware
President, Chief Executive Officer & Treasurer